                                                                    Exhibit 99.1




                 U S WEST NEWVECTOR GROUP, INC. AND SUBSIDIARIES

                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1998

                 U S WEST NewVector Group, Inc. and Subsidiaries
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                March 31, 1998 (unaudited) and December 31, 1997
                             (Dollars in Thousands)

--------------------------------------------------------------------------------

                                                           MARCH 31,
                                                             1998         December 31,
                                                          (UNAUDITED)          1997
                                                          -----------     ------------
ASSETS
Current assets:
     Trade accounts receivable, net                       $  175,610       $  227,846
     Federal income taxes receivable from affiliate               --           18,156
     Other                                                    48,937           53,900
                                                          ----------       ----------
                    Total current assets                     224,547          299,902
                                                          ----------       ----------

Property, plant and equipment, net                           998,792          983,181
                                                          ----------       ----------

Other non-current assets:
     Goodwill, net                                           316,169          318,546
     Operating licenses and other intangibles, net            95,594           96,292
     Investments and other                                    10,074            9,405
                                                          ----------       ----------
                    Total other non-current assets           421,837          424,243
                                                          ----------       ----------

                    TOTAL ASSETS                          $1,645,176       $1,707,326
                                                          ==========       ==========


                 The accompanying notes are an integral part of
                the Condensed Consolidated Financial Statements.

                 U S WEST NewVector Group, Inc. and Subsidiaries
                CONDENSED CONSOLIDATED BALANCE SHEETS (CONTINUED)
                March 31, 1998 (unaudited) and December 31, 1997
                             (Dollars in Thousands)

--------------------------------------------------------------------------------

                                                                     MARCH 31,
                                                                       1998         December 31,
                                                                    (UNAUDITED)        1997
                                                                    -----------     ------------
LIABILITIES AND SHAREOWNER'S EQUITY

Current liabilities:
     Trade accounts payable                                         $  165,062       $  209,392
     Accounts payable to affiliate                                       9,566           38,415
     Accrued taxes                                                      35,755           33,701
     Federal income taxes payable to affiliate                          24,279               --
     Other current liabilities                                          92,198           92,556
                                                                    ----------       ----------
                    Total current liabilities                          326,860          374,064

Note payable to affiliate                                              900,000          900,000
Other liabilities                                                       24,534           58,404
                                                                    ----------       ----------
                    Total liabilities                                1,251,394        1,332,468
                                                                    ----------       ----------


Minority interests in consolidated partnerships                         92,220           81,718
                                                                    ----------       ----------

Shareowner's equity:
     Common stock, no par, 43,000,000 shares authorized, one
       share issued and outstanding                                         --               --
     Additional paid-in capital                                        301,562          293,140
     Accumulated earnings                                                   --               --
                                                                    ----------       ----------
                    Total shareowner's equity                          301,562          293,140
                                                                    ----------       ----------

                    TOTAL LIABILITIES AND SHAREOWNER'S EQUITY       $1,645,176       $1,707,326
                                                                    ==========       ==========





                 The accompanying notes are an integral part of
                the Condensed Consolidated Financial Statements.

                 U S WEST NewVector Group, Inc. and Subsidiaries
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
         For The Three Months Ended March 31, 1998 and 1997 (unaudited)
                             (Dollars in Thousands)

--------------------------------------------------------------------------------

                                                    MARCH 31,       March 31,
                                                      1998             1997
                                                   (UNAUDITED)      (unaudited)
                                                   ----------       ----------
REVENUES:
     Cellular service                              $ 317,827        $ 302,656
     Cellular equipment                               23,222           27,955
                                                   ---------        ---------
                    Total revenues                   341,049          330,611
                                                   ---------        ---------

OPERATING EXPENSES:
     Cellular service                                 37,836           40,376
     Cellular equipment                               32,819           38,676
     Selling, general and administrative             131,932          114,645
     Depreciation and amortization                    51,162           42,448
                                                   ---------        ---------
                    Total operating expenses         253,749          236,145
                                                   ---------        ---------
Operating income                                      87,300           94,466
                                                   ---------        ---------

OTHER INCOME (EXPENSE):
     Interest expense                                (14,140)              31
     Minority interests in income of
       consolidated partnerships                     (10,175)         (10,274)
     Equity in income of
       unconsolidated partnerships                       762               --
     Other income                                      7,079              160
                                                   ---------        ---------
                    Total other expense              (16,474)         (10,083)
                                                   ---------        ---------

Income before income taxes                            70,826           84,383
Income tax provision                                 (24,319)         (33,688)
                                                   ---------        ---------
                    NET INCOME                     $  46,507        $  50,695
                                                   =========        =========



                 The accompanying notes are an integral part of
                the Condensed Consolidated Financial Statements.

                 U S WEST NewVector Group, Inc. and Subsidiaries
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
         For The Three Months Ended March 31, 1998 and 1997 (unaudited)
                             (Dollars in Thousands)

--------------------------------------------------------------------------------

                                                                  MARCH 31,      March 31,
                                                                    1998           1997
                                                                (UNAUDITED)     (unaudited)
                                                                -----------      ---------
OPERATING ACTIVITIES:
     Net income                                                 $  46,507        $ 50,695
     Adjustments to reconcile net income
       to cash provided by operating activities:
          Depreciation and amortization                            51,162          42,448
          Bad debt provision                                       12,926           9,228
          Other                                                    (2,806)             --
          Minority interests in income of
            consolidated partnerships                              10,175          10,274
          Equity in income of unconsolidated
            partnerships                                             (762)             --
          Deferred income taxes                                    42,116          33,453
          Changes in operating assets and liabilities:
               Accounts receivable                                 39,310         (25,991)
               Accounts payable and accrued liabilities           (48,705)        (35,134)
               Inventories                                         10,602             328
               Other                                               (5,769)          1,972
                                                                ---------        --------
                    Cash provided by operating activities         154,756          87,273
                                                                ---------        --------
INVESTING ACTIVITIES:
     Expenditures for property, plant and equipment               (90,413)        (96,694)
     Proceeds from sale of cellular interests                          --           1,064
     Receipts from unconsolidated
       partnerships                                                   317           1,138
                                                                ---------        --------
                    Cash used for investing activities            (90,096)        (94,492)
                                                                ---------        --------
FINANCING ACTIVITIES:
     Capital distributions to limited partners                         --          (6,472)
     Equity (return) infusions from parent                        (38,085)         40,803
     Dividends paid and return of capital                         (26,575)        (27,112)
                                                                ---------        --------
                    Cash (used for) provided by financing
                      activities                                  (64,660)          7,219
                                                                ---------        --------
CASH:
     Change                                                            --              --
     Beginning balance                                                 --              --
                                                                ---------        --------
     Ending balance                                             $      --        $     --
                                                                =========        ========



                 The accompanying notes are an integral part of
                the Condensed Consolidated Financial Statements.

                 U S WEST NewVector Group, Inc. and Subsidiaries
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                  Three Months Ended March 31, 1998 (unaudited)
                             (Dollars In Thousands)



(1) SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

  The Condensed Consolidated Financial Statements have been prepared by U S WEST NewVector Group, Inc. and subsidiaries (the "Company"), a wholly owned subsidiary of U S WEST, Inc. (U S WEST) and include the accounts of the Company, its majority owned subsidiaries and partnerships over which it exercises management control. Investments in entities in which the Company has a minority interest and does not exercise management control are accounted for using the equity method. All significant intercompany accounts and transactions have been eliminated.

  The Condensed Consolidated Financial Statements have been prepared by the Company pursuant to the interim reporting rules and regulations of the Securities and Exchange Commission ("SEC"). Certain information and footnote disclosures normally accompanying financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such SEC rules and regulations. In the opinion of the Company's management, the Condensed Consolidated Financial Statements include all adjustments, consisting of only normal recurring adjustments, necessary to present fairly the financial information set forth therein. It is suggested that these Condensed Consolidated Financial Statements be read in conjunction with the 1997 U S WEST NewVector Group, Inc. Consolidated Financial Statements and notes thereto included in AirTouch Communications, Inc.'s Form 8-K/A-1, date of
Report: April 6, 1998, as amended.

  Certain prior year presentations have been reclassified to conform to the current year presentation.


(2) SUBSEQUENT EVENT

AIRTOUCH MERGER

  Effective April 6, 1998 the transaction contemplated in the Agreement and Plan of Merger (the 'AirTouch Merger Agreement') dated January 29, 1998 was completed. Pursuant to this Agreement, U S WEST transferred its domestic wireless business to AirTouch Communications, Inc. ('AirTouch') in a tax-free merger. The domestic wireless business included the Company and a 25% interest in PrimeCo Personal Communications, L.P, a provider of PCS services. Consideration under the AirTouch Merger Agreement totaled approximately $5.9 billion and included the assumption and repayment by AirTouch of $900 million of affiliate debt.

  Previously in 1994, U S WEST had entered into an agreement with AirTouch to combine their domestic cellular properties into a joint venture in a multi-phased transaction. The AirTouch Merger Agreement replaced such joint venture.

                 U S WEST NewVector Group, Inc. and Subsidiaries
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                  Three Months Ended March 31, 1998 (unaudited)
                             (Dollars In Thousands)



(3)  NEW ACCOUNTING STANDARD

STATEMENT OF POSITION 98-5

  Statement of Position 98-5 ("SOP 98-5") "Reporting on the Costs of Start-Up Activities", was issued in April 1998. SOP 98-5 requires, among other things, that the costs related to start-up activities of a new entity, facility, product or service be expensed. Adoption of SOP 98-5 is required as of January 1, 1999, but earlier adoption is allowed. The effect of adopting SOP 98-5 is under evaluation.